Exhibit 10.5

                           BILL OF SALE AND ASSIGNMENT

     For value received and pursuant to that certain Agreement for Sale and Purchase of Assets (the "Agreement") dated and effective as of December 31, 2003, by and among Availent Financial, Inc., a Delaware corporation ("Buyer"), Broyd, Inc., a Texas corporation ("Seller"), Caroline D. Brown and Thomas P. Boyd, Seller shall and does hereby sell, assign, transfer and convey to Buyer all of those assets (collectively the "Assets") which are to be conveyed to Buyer pursuant to the terms of the Agreement.

     This Bill of Sale is executed and delivered in connection with the Agreement; provided that this Bill of Sale is subject and subordinate to all of the terms and provisions of the Agreement, and in the event of any conflict between any term or provision hereof and any term or provision of the Agreement, the Agreement shall control.

                  DATED and effective this 31st day of December, 2003.


                                     BROYD, INC.

                                      By: /s/ Thomas P. Boyd
                                          -----------------------------
                                              Thomas P. Boyd, President



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